1 Naveris, Inc. BALANCE SHEETS (unaudited) (In thousands, except share data and per share data) Assets March 31, 2026 December 31, 2025 Current Assets: Cash and cash equivalents $ 14,322 $ 15,401 Accounts receivable 4,396 4,730 Inventory 1,402 1,134 Prepaid expenses and other current assets 978 802 Total current assets 21,098 22,067 Property and equipment, net 1,845 1,627 Operating lease right-of-use asset 9,851 9,582 Other long term assets 920 920 Total assets $ 33,714 $ 34,196 Liabilities, Convertible preferred stock and Stockholders' deficit Current Liabilities: Accounts payable $ 2,182 $ 801 Accrued expenses and other liabilities 2,601 4,139 Operating lease liabilities, current 1,915 1,553 Total current liabilities 6,698 6,493 Operating lease liabilities, non-current 9,551 9,553 Total liabilities 16,249 16,046 Commitments and contingencies (Note 9) Convertible preferred stock (Note 11) Series A Preferred stock, $0.0001 par value, 11,120,751 shares authorized, issued and outstanding as of March 31, 2026 and December 31, 2025; liquidation preference of $30,398 and $29,994 as of March 31, 2026 and December 31, 2025, respectively 20,410 20,410 Series A-1 Preferred stock, $0.0001 par value, 18,154,942 shares authorized, issued and outstanding as of March 31, 2026 and December 31, 2025; liquidation preference of $43,686 and $43,026 as of March 31, 2026 and December 31, 2025, respectively 33,394 33,394 Series B-1 Preferred stock, $0.0001 par value, 10,853,349 authorized as of March 31, 2026 and December 31, 2025; 10,826,215 shares issued and outstanding as of March 31, 2026 and December 31, 2025; liquidation preference of $22,000 and $21,607 as of March 31, 2026 and December 31, 2025, respectively 17,800 17,800 Series B-2 Preferred stock, $0.0001 par value, 5,209,606 shares authorized, issued and outstanding as of March 31, 2026 and December 31, 2025; liquidation preference of $8,276 and $8,087 as of March 31, 2026 and December 31, 2025, respectively 8,908 8,908 Stockholders' deficit Common stock 1 1 Additional paid-in capital 2,826 2,686 Accumulated deficit (65,874) (65,049) Total stockholders' deficit (63,047) (62,362) Total Liabilities, Convertible preferred stock and Stockholders' deficit $ 33,714 $ 34,196 The accompanying notes are an integral part of these financial statements.

2 STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS (unaudited) (in thousands) Three Months Ended March 31, 2026 Revenue $ 10,811 Cost and operating expenses: Cost of revenue 4,018 Research and development 1,068 Selling and marketing 2,863 General and administrative 3,785 Total costs and operating expenses 11,734 Loss from operations (923) Interest and other income, net 98 Total other income, net 98 Net loss and comprehensive loss $ (825) The accompanying notes are an integral part of these financial statements.

3 STATEMENT OF CHANGES IN CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT (unaudited) (in thousands, except share data and per share data) Additional Total Paid-in Accumulated Stockholders' Shares Amount Shares Amount Shares Amount Shares Amount Shares Amount Capital Deficit Deficit Balances as of December 31, 2025 11,120,751 20,410$ 18,154,942 33,394$ 10,826,215 17,800$ 5,209,606 8,908$ 10,114,841 1$ 2,686$ (65,049)$ (62,362) Share-based compensation - - - - - - - - - - 136 - 136 Exercise of common stock options - - - - - - - - 4,166 - 4 - 4 Net loss - - - - - - - - - - - (825) (825) Balances as of March 31, 2026 11,120,751 20,410$ 18,154,942 33,394$ 10,826,215 17,800$ 5,209,606 8,908$ 10,119,007 1$ 2,826$ (65,874)$ (63,047) Series A Series A-1 Series B-1 Series B-2 Preferred Stock Preferred Stock Preferred Stock Preferred Stock Common Stock The accompanying notes are an integral part of these financial statements.

4 STATEMENT OF CASH FLOWS (unaudited) (in thousands) Three Months Ended March 31, 2026 Cash flows from operating activities: Net loss (825)$ Adjustments required to reconcile net loss to net cash used in operating activities Depreciation and amortization 129 Non-cash lease expense 424 Stock-based compensation 136 Changes in operating assets and liabilities: Accounts receivable 334 Inventory (268) Prepaid expenses and other current assets (176) Other assets - Accounts payable 1,060 Accrued expenses and other liabilities (1,538) Lease liabilities (334) Net cash used in operating activities (1,058) Cash flows from investing activities: Purchases of property and equipment (26) Net cash used in investing activities (26) Cash flows from financing activities: Proceeds from exercise of stock options 4 Net cash provided by financing activities 4 Net decrease in cash, cash equivalents and restricted cash (1,080) Cash, cash equivalents and restricted cash at beginning of period 16,291 Cash, cash equivalents and restricted cash at end of period 15,211$ Supplemental disclosures of cash flow information: Non-cash investing and financing activities Purchases of property and equipment in accounts payable and accruals 321$ Obtaining a right-of-use asset in exchange for a lease liability 694 Reconciliation of cash, cash equivalents, and restricted cash reported in the statement of financial position Cash and cash equivalents 14,322 Restricted cash included in other long-term assets 889 Total cash, cash equivalents, and restricted cash shown in the statement of cash flows 15,211$ The accompanying notes are an integral part of these financial statements.

5 NOTES TO FINANCIAL STATEMENTS (unaudited) 1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION Business and Organization Naveris, Inc. (the “Company” or “Naveris”) is a commercial stage, precision oncology company that provides advanced diagnostic testing for viral-induced cancers. Naveris has developed highly sensitive blood tests that provide early detection, guide treatment, and enable accessible recurrence surveillance for cancer patients. The Company’s flagship NavDx® test is a clinically validated circulating Tumor Tissue Modified Viral (TTMV®)-HPV DNA blood test that non-invasively and precisely identifies HPV-driven cancers before there is clinical or radiographical evidence of disease. Naveris’ proprietary TTMV-DNA biomarker has demonstrated a very high level of analytical and clinical performance in dozens of clinical studies, enabling new treatment and management options for patients with viral- induced cancers. The NavDx test is ordered in routine clinical practice by physicians and surgeons in the vast majority of adult National Comprehensive Cancer Network (NCCN) sites and for patients in all 50 U.S. states. The Company operates CLIA certified, CAP accredited and New York State Clinical Laboratory Evaluation Program accredited laboratories in Massachusetts and North Carolina. The Company is subject to risks and uncertainties common to early-stage companies in the diagnostic industry, including, but not limited to, market acceptance by healthcare providers, patients, healthcare payers, and others in the medical community of the Company’s products, development by competitors of new technological innovations, dependence on key personnel, the ability to attract and retain qualified employees, reliance on third-party organizations, protection of proprietary technology, compliance with government regulations, and the ability to raise additional capital to fund operations. The Company expects to continue to make significant investments in its research and development efforts. These efforts require significant amounts of additional capital, adequate personnel and infrastructure, and extensive compliance-reporting capabilities. Even if the Company’s development efforts are successful, it is uncertain when, if ever, the Company will realize significant revenue from sales. Basis of Presentation The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Accordingly, they do not include all of the information and notes required by U.S. GAAP for complete financial statements. In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of its financial position as of March 31, 2026, and its results of operations and cash flows for the three months ended March 31, 2026. The results of operations for the three months ended March 31, 2026 are not necessarily indicative of the results to be expected for the year ending December 31, 2026. The balance sheet at December 31, 2025 was derived from the audited annual financial statements but does not contain all of the footnote disclosures from the annual financial statements. The financial statements include the accounts of Naveris, Inc. Going Concern In accordance with Accounting Standards Codification (“ASC”) Subtopic 205-40, Going Concern, the Company has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the

6 Company’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued. Since inception, the Company has experienced recurring losses from operations and generated negative cash flows from operations, which have been funded primarily through raising debt and issuing common and preferred stock. For the three months ended March 31, 2026, the Company incurred negative cash flows from operations of $1,058 thousand and a net loss of $825 thousand. As of March 31, 2026 and December 31, 2025 the Company had an accumulated deficit of $65,874 thousand and $65,049 thousand, respectively. The Company expects to continue to generate significant operating losses for the foreseeable future. The Company will need to finance future operations through generating additional revenues and raising debt or equity. There can be no assurance that the Company will be able to obtain additional debt or equity financing on terms acceptable to the Company, if at all, or that the Company will generate sufficient future revenues. Based on its recurring losses and negative cash flows from operations incurred since inception, expectation of continuing operating losses for the foreseeable future, and the need to raise additional capital to finance its future operations, as of June 24, 2026, the date the Company’s financial statements for the three months ended March 31, 2026 are available to be issued, the Company has concluded that there is substantial doubt about its ability to continue as a going concern for a period of one year from the date that these financial statements are available to be issued. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or the amount and classification of liabilities that might result from the outcome of this uncertainty. Accordingly, the financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business. 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The Company’s significant accounting policies are disclosed in Note 2 to its audited financial statements as of December 31, 2025. Since the date of those financial statements, there have been no changes to its significant accounting policies. Recently Issued and Adopted Accounting Pronouncements Recently issued and adopted accounting pronouncements are disclosed in Note 2 to its audited financial statements as of December 31, 2025. Since the date of those financial statements, there have been no changes. 3. REVENUE RECOGNITION The following table presents revenue disaggregated by revenue stream for the three months ended March 31, 2026:

7 Three Months Ended March 31, 2026 Patient testing revenue $ 10,760 Clinical and research revenue 51 Revenue $ 10,811 As of March 31, 2026 and December 31, 2025, the Company reported $67 thousand and $0 deferred revenue on its balance sheet, respectively. The Company recorded deferred revenue within accrued expenses and other liabilities on the balance sheet. 4. INVENTORY As of March 31, 2026 and December 31, 2025, the inventory balance consisted of lab supplies and reagents consumed in the performance of testing services of $1,402 thousand and $1,134 thousand, respectively. 5. PROPERTY AND EQUIPMENT, NET Property and equipment consisted of the following (in thousands): March 31, December 31, 2026 2025 Laboratory equipment $2,755 $2,408 Leasehold improvements 800 800 Property and equipment, gross 3,555 3,208 Less accumulated depreciation (1,710) (1,581) Property and equipment, net $1,845 $1,627 Depreciation expense is recorded within general and administrative, research and development and cost of revenue within the statement of operations and comprehensive loss and amounted to $129 thousand for the period ended March 31, 2026. 6. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES Accrued expenses and other current liabilities consisted of the following (in thousands):

8 March 31, December 31, 2026 2025 Accrued bonuses 677$ 2,786$ Accrued operating expenses 766 497 Other accrued expenses 1,158 856 Accrued expenses 2,601$ 4,139$ 7. LEASES The Company evaluated its contracts and determined each of its identified leases are operating leases. The Company leases office and laboratory facilities with various expiration dates through 2031. During the three months ended March 31, 2026, the Company entered into a new operating lease for lab space. The lease has a term of 27 months and requires monthly lease payments of approximately $30 thousand. Upon commencement, the Company recognized a right-of-use asset and lease liability of approximately $694 thousand, measured at the present value of future lease payments using a discount rate of 7.2%. As of March 31, 2026, the maturities of the Company’s operating lease liabilities were as follows (in thousands): Remainder of 2026 $2,085 2027 3,084 2028 2,787 2029 2,553 2030 2,647 2031 and thereafter 891 Total future minimum lease payments $14,047 Less: imputed interest (2,581) Operating lease liabilities $11,466 Years Ending December 31, During the period ended March 31, 2026, the Company incurred $667 thousand in lease costs, which are recorded within general and administrative, research and development and cost of revenue in the statement of operations and comprehensive loss. Of such lease costs, for the three month period ended March 31, 2026, $175 thousand was variable lease expense, which was included in the general and administrative, research and development and cost of revenue line items in the statement of operations and not included in the measurement of the Company’s operating right-of- use assets and lease liabilities. The Company’s lease cost includes short term leases cost which is not material for the three months ended March 31, 2026.

9 8. FAIR VALUE OF FINANCIAL INSTRUMENTS The following tables present the Company’s financial assets and liabilities measured at fair value on a recurring basis within the fair value hierarchy as of March 31, 2026 and December 31, 2025 (in thousands), respectively: Level 1 Level 2 Level 3 Total Assets Cash equivalents 12,649$ -$ -$ 12,649$ Total Assets 12,649$ -$ -$ 12,649$ Liabilities -$ -$ -$ -$ Total Liabilities -$ -$ -$ -$ Level 1 Level 2 Level 3 Total Assets Cash equivalents 12,690$ -$ -$ 12,690$ Total Assets 12,690$ -$ -$ 12,690$ Liabilities -$ -$ -$ -$ Total Liabilities -$ -$ -$ -$ December 31, 2025 March 31, 2026 As of March 31, 2026 and December 31, 2025, the carrying amounts of the remaining cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, and accrued expenses approximate fair value due to their short-term maturities. For the three months ended March 31, 2026, no transfers were made among the three levels in the fair value hierarchy. 9. COMMITMENTS AND CONTINGENCIES License Agreements The Company has patent license agreements with one party. Under this agreement, the Company is obligated to pay low single-digit percentage running royalties on net sales where the licensed patent right(s) are used in the product or service sold, subject to minimum annual royalties or fees in certain agreements. The Company is also obligated to pay certain immaterial milestones. Royalty expenses were included in cost of revenue on the accompanying statement of operations and comprehensive loss. For the three months ended March 31, 2026, the Company recognized $216 thousand royalty expenses. Indemnification Agreements In the ordinary course of business, the Company may provide indemnification of varying scope and terms to vendors, lessors, business partners and other parties with respect to certain matters including, but not limited to, losses arising out of breach of such agreements or from intellectual property infringement claims made by third parties. In addition,

10 the Company may enter into indemnification agreements with certain members of its board of directors that will require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is, in many cases, unlimited. To date, the Company has not incurred any material costs as a result of such indemnifications. The Company is not aware of any indemnification arrangements that could have a material effect on its financial position, results of operations or cash flows, and it has not accrued any liabilities related to such obligations in its financial statements as of March 31, 2026. Legal Proceedings In addition to commitments and obligations incurred in the ordinary course of business, from time to time the Company may be subject to a variety of claims and legal proceedings, including claims from customers and vendors, pending and potential legal actions for damages, governmental investigations and other matters. 10. STOCK-BASED COMPENSATION 2018 Equity Incentive Plan The 2018 Equity Incentive Plan (“2018 Plan”) was adopted by the Board of the Company to grant stock options, stock issuances and other equity interests (“Awards”) to employees, officers, directors, consultants and advisors of the Company and its Affiliates, Parents and Subsidiaries. As of March 31, 2026 and December 31, 2025, the number of units issuable under the Plan was 14,556,684. If any award expires, is terminated, surrendered, or forfeited in whole or in part, the unissued common stock covered by the award shall be available for grant of Awards under the Plan. In May 2023, the Company issued 926,848 stock options to certain employees with a performance condition related to a future financing event that must occur within a specified timeframe. The total grant-date fair value of the performance awards issued during 2023 was $0.6 million. In October 2025, the Company and these employees amended the May 2023 incentive stock option grant under the Company’s 2018 Equity Incentive Plan covering 926,848 shares of common stock at an exercise price of $0.86 per share. The original performance-based vesting condition had expired unachieved and was replaced with a new vesting provision under which 100% of the option will vest upon a qualifying Change of Control occurring within one year of the amendment and based on a Company valuation of at least $250 million, subject to continued employment through immediately prior to the transaction closing. The amendment also provides for full accelerated vesting if the employee is terminated without cause or resigns for good reason during the period beginning three months before and ending twelve months after such a qualifying Change of Control. All other terms of the option agreement remain unchanged. As of March 31, 2026, the Company did not believe the performance condition is probable of occurring and therefore the Company did not recognize any associated expense. The following weighted-average assumptions were used to estimate the fair value of non-performance based stock options granted during the three months ended March 31, 2026:

11 Three Months Ended March 31, 2026 Risk-free interest rate 4.01% Expected term (in years) 6.06 Expected dividend yield 0.00% Expected volatility 63.37% Fair value of common stock 0.97 A summary of non-performance based stock option award activity for the period from January 1, 2026 to March 31, 2026 is presented below: Options Shares Weighted Average Exercise Price Average Remaining Contractual Term Outstanding as of January 1, 2026 6,209,915 0.82$ 6.91 Granted 285,000 0.97 Exercised (4,166) (0.86) Forfeited (8,646) (0.92) Expired (8,749) (0.86) Outstanding as of March 31, 2026 6,473,354 0.83 6.82 Exercisable as of March 31, 2026 4,857,879 0.80$ 6.10 Vested and expected to vest as of March 31, 2026 6,473,354 0.83$ 6.82 The per share weighted average grant date fair value of options granted during the three months ended March 31, 2026 was $0.60. The intrinsic value of exercised options was $0.46 thousand during the three months ended March 31, 2026. The total fair value of shares vested during the three months ended March 31, 2026 was $115 thousand. As of March 31, 2026, total unrecognized stock-based compensation related to non-performance based stock options was $1.1 million, which will be recognized over a weighted-average period of approximately 2.4 years. Restricted Common Stock Awards In 2018, the Company issued shares of restricted common stock to certain individuals subject to vesting over a four- year period. Additionally, certain stock options granted under the 2018 Equity Incentive Plan provide option holders the right to exercise unvested options in exchange for shares of restricted common stock. As of March 31, 2026, there were no shares of unvested restricted common stock. Stock-Based Compensation Expense Stock-based compensation, measured at the grant date based on the fair value of the award is typically recognized ratably over the requisite service period, using the straight-line method of expense attribution. The following table

12 presents share-based compensation expense in the Company’s statement of operations and comprehensive loss for the three months ended March 31, 2026 (in thousands): Three Months Ended March 31, 2026 Cost of revenue 19$ Research and development 3 Selling and marketing 26 General and administrative 88 Total 136$ 11. CONVERTIBLE PREFERRED STOCK There were no issuances of Preferred Stock during the three months ended March 31, 2026. There were no changes to the rights and privileges of preferred stock since December 31, 2025. Series A, Series A-1, Series B-1, and Series B-2 Preferred Stock as of March 31, 2026, consisted of the following (in thousands except share data): Class of Preferred Stock Authorized Issued and Outstanding Carrying Value Liquidation Preference Common Stock Issuable Upon Conversion Series A 11,120,751 11,120,751 20,410$ 30,398$ 11,120,751 Series A-1 18,154,942 18,154,942 33,394 43,686 18,154,942 Series B-1 10,853,349 10,826,215 17,800 22,000 10,826,215 Series B-2 5,209,606 5,209,606 8,908 8,276 5,209,606 Total 45,338,648 45,311,514 80,512$ 104,360$ 45,311,514 Series A, Series A-1, Series B-1, and Series B-2 Preferred Stock as of December 31, 2025, consisted of the following (in thousands except share data): Class of Preferred Stock Authorized Issued and Outstanding Carrying Value Liquidation Preference Common Stock Issuable Upon Conversion Series A 11,120,751 11,120,751 20,410$ 29,994$ 11,120,751 Series A-1 18,154,942 18,154,942 33,394 43,026 18,154,942 Series B-1 10,853,349 10,826,215 17,800 21,607 10,826,215 Series B-2 5,209,606 5,209,606 8,908 8,087 5,209,606 Total 45,338,648 45,311,514 80,512$ 102,714$ 45,311,514

13 12. COMMON STOCK Pursuant to the Amended and Restated Certificate of Incorporation filed in October 2025, the Company is authorized to issue 65,000,000 shares of common stock, par value $0.0001 per share, of which 10,119,007 were issued and outstanding at March 31, 2026 and 54,880,993 shares are available for future issuance at March 31, 2026. Each share of common stock entitles the holder to one vote at all meetings of stockholders (and written actions in lieu of meetings). The holders of common stock are also entitled to elect, exclusively and as a separate class, one director of the Company. Common stockholders are entitled to dividends if and when declared by the Board of Directors subject to the prior rights of the preferred stockholders. As of March 31, 2026 and December 31, 2025, respectively, no dividends on common stock had been declared by the Board of Directors. The Company has reserved the following shares of common stock for future issuance: Convertible Series A Senior Preferred Stock outstanding 11,120,751 Convertible Series A-1 Preferred Stock outstanding 18,154,942 Convertible Series B-1 Preferred Stock outstanding 10,826,215 Convertible Series B-2 Preferred Stock outstanding 5,209,606 Outstanding stock options, including 926,848 performance based options 7,400,202 Shares reserved for future awards under the 2018 Equity Incentive Plan 547,475 Total shares of authorized common stock reserved for future issuance 53,259,191 As of March 31, 2026 13. INCOME TAXES The Company recorded no income tax provision for the three months ended March 31, 2026 based on its estimated effective tax rate for the year. Due to cumulative historical losses and uncertainty regarding future taxable income, the Company maintains a full valuation allowance against its net deferred tax assets. Accordingly, no tax benefit has been recognized on current-period losses. 14. CONCENTRATION OF CREDIT RISK AND MAJOR CUSTOMERS AND VENDORS Financial instruments that potentially subject the Company to concentrations of credit risk are comprised of cash and cash equivalents and accounts receivable. The Company’s cash and cash equivalents are maintained with high-credit quality financial institutions, which management believes limits the Company’s risk. The Company maintains a portion of its cash and cash equivalents in bank deposit accounts, which, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts.

14 The Company has no significant off-balance sheet credit risk such as foreign exchange contracts, option contracts or other hedging arrangements. Accounts receivable balances are due from customers. Significant concentrations of credit risk constitute customers that represent 10% or more of total accounts receivable due from third parties. As of March 31, 2026 and December 31, 2025, there were no customers with an outstanding balance greater than 10% of net accounts receivable, respectively. For the three months ended March 31, 2026, there were no customers that represented greater than 10% of the Company's revenue on an individual basis. For the three months ended March 31, 2026, approximately 38% of total revenue was paid by Medicare on behalf of multiple customers. For the three months ended March 31, 2026, approximately 25% of accounts receivable expected to be paid by Medicare on behalf of multiple customers. For the year ended December 31, 2025, approximately 29% of accounts receivable expected to be paid by Medicare on behalf of multiple customers. The Company’s top three vendors accounted for approximately 30% of the cost of revenue during the three months ended March 31, 2026. 15. SUBSEQUENT EVENTS The Company evaluated subsequent events through June 24, 2026, the date the financial statements are available to be issued. The Company identified the following subsequent event requiring disclosure: On April 28, 2026, the Company entered into a definitive agreement pursuant to which CareDx, Inc. will acquire the Company for upfront cash consideration of $160.0 million, with the potential for up to an additional $100.0 million contingent upon the achievement of specified revenue milestones; the transaction is expected to close in the third quarter of 2026, subject to customary closing conditions.